UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 28, 2005

NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Spring Street Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 266-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                              Entry into a Material Definitive Agreement.

Oxford Loan and GECC Loan

On June 28, 2005, NitroMed, Inc. (“NitroMed”) borrowed (i) $10.0 million from Oxford Finance Corporation (“Oxford”) pursuant to the terms of a Promissory Note, dated June 28, 2005 (the “Oxford Note”), made in favor of Oxford by NitroMed (the “Oxford Note”) and (ii) $10.0 million from General Electric Capital Corporation (“GECC”) pursuant to the terms of a Promissory Note, dated June 28, 2005 (the “GECC Note”), made in favor of GECC by NitroMed (the “GECC Note” and, together with the Oxford Note, the “Notes”).  The Notes bear interest at a fixed rate of 9.95% per annum and are payable in 36 consecutive monthly installments of principal and accrued interest, with the first installment due and payable on July 1, 2005.  Also on June 28, 2005, NitroMed and Oxford entered into a Master Security Agreement (the “Oxford Agreement”) and NitroMed and GECC entered into a Master Security Agreement (the “GECC Agreement” and, together with the Oxford Agreement, the “Agreements”).  Pursuant to the terms of the Agreements, in order to secure the payment and performance by NitroMed of all debts, obligations and liabilities arising under the Notes, NitroMed granted to each of Oxford and GECC a security interest in and against all of the property of NitroMed listed on (i) Collateral Schedule No. 001 attached to the Oxford Agreement (the “Oxford Collateral Schedule”) and (ii) Collateral Schedule No. 001 attached to the GECC Agreement (the “GECC Collateral Schedule” and, together with the Oxford Collateral Schedule, the “Collateral Schedules”), respectively, and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (collectively, the “Collateral”).  As further described and defined in the Collateral Schedules and the Agreements, the Collateral comprises all of NitroMed’s personal property and fixtures now owned or hereafter acquired and wherever located including, but not limited to, all inventory, equipment, fixtures, accounts, deposit accounts, documents, investment property, instruments, general intangibles, chattel paper and any and all proceeds therefrom (but excluding intellectual property).  Notwithstanding the foregoing, the Collateral does not include any intellectual property or products (or interests in any intellectual property or products (including any royalties)) acquired, whether by purchase, license or otherwise, on or after the execution of the Agreements (collectively, “New Property”), nor do the Agreements limit any indebtedness secured by any New Property provided that debt or non-cash equity (e.g., stock) is used to acquire New Property.  In the event that NitroMed uses cash to purchase New Property, Oxford’s and GECC’s existing liens will extend to such New Property.  Oxford and GECC also agree not to unreasonably refuse to release their respective liens in such New Property if NitroMed decides to pursue debt or equity financing with respect to such assets at a later date.  Any debt used to acquire New Property would be secured solely by a lien on such New Property.

The Agreements set forth certain customary representations, warranties and covenants made by NitroMed, as well as the events that shall constitute a default under the Agreements and the remedies thereof.  Pursuant to the terms of the Agreements, NitroMed agrees to keep the Collateral listed on the Collateral Schedules insured and will provide Oxford and GECC with quarterly and annual financial statements, as well as such other information as Oxford or GECC may reasonably request from time to time.

On June 28, 2005, NitroMed and Oxford entered into a Financial Covenants Addendum No. 001 to the Oxford Agreement (the “Oxford Addendum”) and NitroMed and GECC entered into a Financial Covenants Addendum No. 001 to the GECC Agreement (the “GECC Addendum” and, together with the Oxford Addendum, the “Addenda”).  Pursuant to the terms of the Addenda, Oxford and GECC agree to release their respective liens and permit the grant of third party liens on NitroMed’s accounts receivable and inventory at any time after the date of the Agreements if either (i) NitroMed’s cash runway (as defined in the Addenda), as calculated in months, is greater than the remaining term, in months, of the respective Oxford Agreement or GECC Agreement or (ii) NitroMed agrees to maintain at all times a cash runway of one year, provided that if NitroMed’s cash runway drops below that amount, NitroMed will provide for the benefit of Oxford and/or GECC, as the case may be, a letter of credit equal to 75% of the then outstanding loan balance under the Oxford Note or the GECC Note, as the case may be, and will execute any documentation requested by Oxford or GECC related to such letter of credit.  Pursuant to the Addenda, NitroMed also agrees to certify, on a quarterly basis, that NitroMed is in compliance with the requirements of the Addenda set forth above.  The failure to timely provide such certification shall constitute a default under the Oxford Agreement and/or the GECC Agreement, as the case may be, if not cured within two business days after notice from Oxford or GECC, respectively.

The description of the terms and conditions of the Oxford Agreement, the Oxford Collateral Schedule, the Oxford Addendum and the Oxford Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Oxford Agreement, the Oxford Collateral Schedule, the Oxford Addendum and the Oxford Note attached hereto as Exhibit 10.1 and incorporated by this reference.

The description of the terms and conditions of the GECC Agreement, the GECC Collateral Schedule, the GECC Addendum and the GECC Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the GECC Agreement, the GECC Collateral Schedule, the GECC Addendum and the GECC Note attached hereto as Exhibit 10.2 and incorporated by this reference.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.              Other Events.

On July 1, 2005, NitroMed issued a press release announcing that NitroMed’s product BiDil®(isosorbide dinitrate/hydralazine hydrochloride) is being launched for the treatment of heart failure in black patients as an adjunct to current standard therapies.  NitroMed also announced pricing for BiDil as well as details regarding a BiDil Patient Assistance Program.  The full text of NitroMed’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005	NITROMED, INC.

	By:	/s/ Lawrence E. Bloch, M.D., J.D.
Lawrence E. Bloch, M.D., J.D.
Chief Financial Officer, Chief Business Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Master Security Agreement (including Collateral Schedule No. 001) and Financial Covenants Addendum No. 001, each dated as of June 28, 2005, between NitroMed, Inc. and Oxford Finance Corporation and Promissory Note, dated as of June 28, 2005, made by NitroMed, Inc. for the benefit of Oxford Finance Corporation.

10.2

Master Security Agreement (including Collateral Schedule No. 001) and Financial Covenants Addendum No. 001, each dated as of June 28, 2005, between NitroMed, Inc. and General Electric Capital Corporation and Promissory Note, dated as of June 28, 2005, made by NitroMed, Inc. for the benefit of General Electric Capital Corporation.

99.1	Press release of NitroMed, Inc. dated July 1, 2005